[MFS LOGO]
INVESTMENT MANAGEMENT

                 MFS(R) MUNICIPAL
                 LIMITED MATURITY FUND
                 ANNUAL REPORT o APRIL 30, 2001


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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL see page 32 for details.
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TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 19
Notes to Financial Statements ............................................. 25
Independent Auditors' Report .............................................. 30
Trustees and Officers ..................................................... 33

MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

     o    information we receive from you on applications or other forms

     o information about your transactions with us, our affiliates, or others, and

     o    information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1)MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.

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             NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
When we talk to you about the information you want from MFS(R), you tell us you're looking for answers to four basic questions:

  1. How are my investments performing right now?

  2. How is my money being managed, over both the short and the long term?

  3. What's going on in the market, and how will that affect me?

  4. How can I get more out of my relationship with my investment professional?

Traditionally, we've attempted to answer these and other questions through a range of printed materials sent through the mail, including statements and annual and semiannual reports. As the Internet has reached an ever-larger percentage of households, however, we and most other investment management firms have come to believe that the Web can be an additional -- and potentially more effective -- way to communicate with investors.

The Internet holds the promise of near-instantaneous delivery, communication when you want it rather than when we mail it, easy access to the specific information you want, and an experience customized to each investor. With the relaunch of our Web site, WWW.MFS.COM, earlier this year, we believe we've moved a giant step closer to delivering the Internet's promise and created a site that we're committed to improving every day. Our site now makes it easy for you to find answers to your four basic questions.

HOW ARE MY INVESTMENTS PERFORMING?
The most basic question investors ask is, "What is the current value of my account?" Although we've been able to answer that question by phone for some time, now you can get daily account balances more quickly and easily on our Web site and print out a detailed summary of your MFS portfolio. In fact, if you're willing to take a few minutes to register on the site, you can create a personalized "My MFS" homepage that will display your personal and retirement MFS account balances instantly whenever you log in to the site. You can also set "My MFS" to track daily price changes of up to 10 MFS mutual funds and 10 MFS annuity series on your personal homepage; you can even tell the system to alert you if the price change of any portfolio exceeds a specified amount.

If you do decide to register, you can rest assured that we will not share your information with anyone outside of MFS. The sole purpose of registration is to enable us to deliver the information you want in a faster, more personalized manner, with fewer keystrokes and mouse clicks.

HOW IS MY MONEY BEING MANAGED?
One of the most exciting features of our site is MFS(R) Interactive(SM): One click to an expert(SM) -- a series of video interviews with MFS portfolio managers and executives. Located in the "Investor Education" section of the site, MFS Interactive uses video streamed over the Web to allow you to see and hear from the people who are managing your money, to give you greater insight into our investment approach and our response to market conditions. MFS Interactive includes "Meet the Manager" interviews that cover the background and investment style of a particular portfolio manager, as well as other Webcasts that cover a specific fund or investment topic.

The "Products and Performance" section is another resource. Select a portfolio, and you can access information ranging from recent annual and semiannual reports to historical pricing and performance to the most recent dividend and capital gains distributions. For stock portfolios, you can also look up top holdings, largest sectors, and top country weightings. On WWW.MFS.COM, we've put together a combination of resources that we believe will allow you to form an in-depth picture of how we've managed any particular MFS portfolio over time.

WHAT'S GOING ON IN THE MARKET, AND HOW WILL THAT AFFECT ME?
In our view, the tougher the market, the more you need to hear from the people who are managing your money -- and the past year or so has certainly been one of the toughest markets in recent memory. We think the immediacy of the Web provides an ideal way to communicate with you frequently and to offer our views on the current volatility and uncertainty in the market. On your "My MFS" homepage, in many MFS Interactive interviews, and in the "News & Commentary" section of the site, you'll find our views on the current situation and our market outlook. Our goal is to help you understand what's going on and help you make decisions based on facts and market history, rather than on the emotion of the moment.

HOW CAN I GET MORE OUT OF MY RELATIONSHIP WITH MY
INVESTMENT PROFESSIONAL?
Perhaps your best resource in a tough market is your own investment professional. This is the person who may have the best understanding of your financial goals and your unique financial situation. In our view, the Web is incredible at delivering information, but it cannot take the place of an investment professional working with you to incorporate that information into a long-range financial plan -- a plan that may help you weather market volatility and help you work toward reaching your own financial goals.

To a large degree, the MFS Web site is about preparing you to have a deeper dialogue with your investment professional. We believe that if we can help you "do your homework," you'll be able to spend less time with your investment professional simply getting information and more time creating a financial plan and making investment decisions.

On a final note, we want to assure you that our commitment to the Internet does not signal a lessening of our commitment to other forms of communication. If you're not yet connected to the Web, rest assured that we will continue to strive to deliver outstanding communications in print and on the phone, as well as electronically. We hope, however, that as we continue to improve our site, we will give you more and more incentive to take advantage of the opportunities that the Web offers investors.

For some time, I've ended my letters to you by saying that we appreciate your confidence in MFS and welcome any questions or comments you may have. With the relaunched WWW.MFS.COM, there is now an easy way for you to e-mail us those questions or comments and receive a reply. Simply click on "Contact Us" at the top of our homepage. We look forward to hearing from you.

Respectfully,

/s/ Jeffrey L. Shames

Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management(R)

May 15, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

For the 12 months ended April 30, 2001, Class A shares of the fund provided a total return of 7.39%, Class B shares 6.55%, and Class C shares 6.62%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to returns of 7.76% and 9.09%, respectively, over the same period for the fund's benchmarks, the Lehman Brothers Municipal Bond Three-Year and Five-Year indices. These are unmanaged indices of investment-grade, fixed-rate municipal bonds. During the same period, the average short/intermediate-term municipal debt fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 6.99%.

Q.   HOW WOULD YOU DESCRIBE THE FUND'S INVESTMENT APPROACH?

A. The fund invests in a variety of municipal issues to achieve an average portfolio maturity in the three- to five-year range. Our long-term goal is to provide shareholders with a higher level of tax-exempt income than a tax-exempt money market fund, with relatively low share price volatility.

     This fund will necessarily have more price volatility than money market funds, which attempt to maintain a fixed share price; but we expect to have less volatility than a longer-term municipal portfolio. The reason for this is that bonds with shorter maturities have lower duration than bonds with longer maturities -- duration being a measure of interest rate sensitivity. Shorter- term bond prices, therefore, have historically been less volatile.

     Other elements of our approach are also intended to limit risk and volatility. The fund is restricted by prospectus to investing only in investment-grade bonds (bonds rated "BBB" and higher by major credit-rating agencies). We also have tended to avoid positioning the fund in anticipation of interest rate moves because we believe interest rate forecasting to be a relatively risky strategy that is not in our shareholders' best long-term interests.

     Credit research is an area in which we believe our extensive team of analysts have added value. By researching specific bond issuers and various sectors of the market, we attempt to uncover securities that may provide additional yield to the fund while maintaining a moderate level of risk.

Q.   WHAT FACTORS AFFECTED PERFORMANCE DURING THE PERIOD?

A. We think the most important influence on performance was the slowdown in the economy, which drove interest rates down and bond prices up quite dramatically over the past 12 months. Using "real" GDP (gross domestic product, adjusted for inflation) as a yardstick, we saw growth in the economy slow from an annualized rate of over 5% in the first half of 2000 to an annualized rate of 1.7% in the fourth quarter of 2000. According to our research, consumer confidence fell to levels we haven't seen since the recession of 1990 and 1991. Overall negative sentiment seemed also to be driven by tumbling stock prices.

     Although the economic slowdown seemed to catch many people by surprise, it did not appear to us to surprise the bond market. Historically, it has been our experience that markets have tended to anticipate changes in the economy by several months; this is what we believe happened over the period, as we experienced a major rally in bond prices.

     When the Federal Reserve Board (the Fed) began lowering interest rates a few days into the new year, it appeared to us to be playing catch-up to the market; most of the decline in bond yields during the 12 months ended April 30, 2001, actually occurred prior to the Fed's first rate cut.

     We feel a factor that hurt relative performance was our positioning on the yield curve. (The yield curve for municipal bonds shows the relationship between yield, or interest rate, and time remaining to maturity.) Although we maintained an average maturity in the portfolio of three to five years, we achieved that average by balancing investments in shorter- and longer-term bonds.

     We feel this enabled us to diversify our risk and invest in various areas of the curve that offer what we think are attractive combinations of yield and volatility. Over the long term, we believe this strategy can potentially allow us to deliver better performance than if we invested only in three- to five- year maturity bonds. In the period just ended, however, bonds of shorter maturities were among the best performers. Our investments in longer-maturity bonds underperformed on a relative basis, which caused the fund to underperform the Lehman Brothers Municipal Bond Three-Year and Five-Year indices.

Q.   WHAT IS YOUR GENERAL OUTLOOK FOR THE ECONOMY AND FOR THE BOND MARKET?

A. We think that aggressive interest rate easing by the Fed, combined with a tax cut that may be enacted this spring, could pave the way for future economic growth. However, we believe the rebound from the current downturn may be slower than many think. In the near term, we feel growth could be constrained by rising unemployment and by weak capital spending because of overcapacity in many industries.

     We have been cautiously optimistic that the Fed's actions could drive bond rates down further. We do not, however, expect another bond rally as dramatic as the one we experienced during this period, as we feel that further Fed action has already been factored into the market.

     An issue we have been looking at has been the potential effect of an extended economic slowdown. The economic boom of the past decade has meant that most states and municipalities have had strong balance sheets, with revenues exceeding expenditures. We believe a long downturn could reverse that situation and adversely affect municipal bond issuers. One area of caution we've identified is issuers who have been highly dependent on sales tax revenue, as retail sales growth has slowed in recent months. In contrast, housing prices and property tax assessments, while they bear continued scrutiny, have remained stable so far -- so we have been less concerned about issues backed by property tax revenue.

Q. GIVEN THAT SOMEWHAT DOWNBEAT ASSESSMENT OF THE MARKET, WHERE DO YOU SEE OPPORTUNITY?

A. We believe that "BBB"-rated issues, which underperformed over the past year, now present some great opportunities. Over the period, spreads -- the differences in yield between the highest-rated "AAA" bonds and lower-rated bonds -- widened to their greatest levels in four years. We feel this was because recessionary fears forced lower-rated bond issuers to pay investors higher yields. In our view, investors are once again being paid adequately to take on the greater risk of BBB-rated bonds as compared to higher-rated issues.

     We have therefore begun to increase our exposure to BBB-rated bonds as a strategy to add yield to the fund. Critical to this approach will be the Original Research(SM) process used by our analysts to identify individual securities that we believe have the financial strength to remain investment grade and to continue to pay interest and principal when the bonds mature, despite the downturn.

Q.   DO ANY AREAS OR SECTORS LOOK PARTICULARLY ATTRACTIVE AT THIS TIME?

A. We think some of our best opportunities will be in health care and energy, two sectors that investors have recently avoided. Problems with some issuers in these sectors have depressed prices across the sectors; we think this may offer great opportunities for our research to identify financially strong issuers whose securities are undervalued.

     We believe the energy area has been hurt by uncertainty over the new environment created by widespread deregulation, culminating with the highly publicized problems in California. Our analysts, however, have identified a number of utilities that we feel could prosper in the new environment.

     We think health care may be the most attractive sector in municipal bonds -- in part because many investors seem to fear it. Over the past 12 to 24 months, an excess of beds in many big-city markets, combined with lower Medicare reimbursements and price pressure from HMOs, has, we believe, made investors wary of most hospital bonds. However, the federal government recently increased Medicare reimbursement rates, and we have seen evidence that hospitals have begun to negotiate higher reimbursement rates from health care companies. In this improving environment, our analysts have identified a number of hospitals with BBB-rated bonds in areas where competition is minimal; we feel their bonds could potentially outperform in what has been a very difficult sector.

 /s/ Michael L. Dawson                  /s/ Geoffrey L. Schechter

     Michael L. Dawson                      Geoffrey L. Schechter
     Portfolio Manager                      Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

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   PORTFOLIO MANAGERS' PROFILES
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   MICHAEL L. DAWSON IS VICE PRESIDENT AND A PORTFOLIO MANAGER OF ALL STATE
   MUNICIPAL BOND FUNDS AT MFS INVESTMENT MANAGEMENT(R) (MFS(R)). HE ALSO MANAGES OTHER NATIONAL MUNICIPAL BOND PORTFOLIOS FOR MFS. HE JOINED MFS IN 1998 AND WAS NAMED ASSISTANT VICE PRESIDENT AND PORTFOLIO MANAGER IN 1999. PRIOR TO JOINING MFS, MICHAEL WORKED IN INSTITUTIONAL SALES -- FIXED INCOME FOR FIDELITY CAPITAL MARKETS AND GOLDMAN SACHS. PRIOR TO THAT, HE WAS A RESEARCH ANALYST IN THE MUNICIPAL BOND GROUP AT FRANKLIN TEMPLETON. HE IS A GRADUATE OF SANTA CLARA UNIVERSITY AND RECEIVED AN M.B.A. DEGREE FROM BABSON COLLEGE IN 1999. HE IS A MEMBER OF THE BOSTON MUNICIPAL ANALYSTS FORUM AND THE NATIONAL FEDERATION OF MUNICIPAL ANALYSTS.

   GEOFFREY L. SCHECHTER, CFA, CPA, IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND A PORTFOLIO MANAGER OF OUR MUNICIPAL BOND FUNDS. HE ALSO MANAGES SEVERAL OTHER STATE MUNICIPAL BOND PORTFOLIOS FOR MFS. HE JOINED MFS AS INVESTMENT OFFICER IN 1993 AFTER WORKING AS A MUNICIPAL CREDIT ANALYST WITH A MAJOR INSURANCE COMPANY. HE WAS NAMED PORTFOLIO MANAGER IN 1993, ASSISTANT VICE PRESIDENT IN 1994, AND VICE PRESIDENT IN 1995. GEOFF IS A GRADUATE OF THE UNIVERSITY OF TEXAS AND HAS AN M.B.A. DEGREE FROM BOSTON UNIVERSITY. HE HOLDS CHARTERED FINANCIAL ANALYST (CFA) AND CERTIFIED PUBLIC ACCOUNTANT (CPA) DESIGNATIONS.

   ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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  FUND FACTS
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  OBJECTIVE:              SEEKS AS HIGH A LEVEL OF CURRENT INCOME EXEMPT FROM
                          FEDERAL INCOME TAXES AS IS CONSISTENT WITH PROTECTION OF SHAREHOLDERS' CAPITAL.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:  MARCH 17, 1992

  CLASS INCEPTION:        CLASS A  MARCH 17, 1992
                          CLASS B  SEPTEMBER 7, 1993
                          CLASS C  JULY 1, 1994

  SIZE:                   $60.3 MILLION NET ASSETS AS OF APRIL 30, 2001

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of any dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the fund's investment operations, March 17, 1992, through April 30, 2001. Index information is from April 1, 1992.)


                                                                 Lehman Brothers Municipal     Lehman Brothers Municipal
             MFS Municipal Limited Maturity Fund--Class A          Bond Three-Year Index          Bond Five-Year Index
"3/92"                           9.75                                       10                             10
"4/93"                          10.695                                      10.896                         11.103
"4/95"                          11.322                                      11.713                         12.06
"4/97"                          12.319                                      13.019                         13.487
"4/99"                          13.539                                      14.531                         15.327
"4/01"                          14.594                                      15.904                         16.782

TOTAL RATES OF RETURN THROUGH APRIL 30, 2001

CLASS A

                                                               1 Year      3 Years      5 Years        Life*
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                 +7.39%      +12.81%      +22.63%      +49.68%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge             +7.39%      + 4.10%      + 4.16%      + 4.52%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge             +4.70%      + 3.23%      + 3.64%      + 4.23%
--------------------------------------------------------------------------------------------------------------

CLASS B

                                                               1 Year      3 Years      5 Years        Life*
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                 +6.55%      +10.18%      +17.94%      +40.71%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge             +6.55%      + 3.28%      + 3.35%      + 3.82%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge             +2.55%      + 2.34%      + 3.00%      + 3.82%
--------------------------------------------------------------------------------------------------------------

CLASS C

                                                               1 Year      3 Years      5 Years        Life*
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                 +6.62%      +10.11%      +17.69%      +41.53%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge             +6.62%      + 3.26%      + 3.31%      + 3.88%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge             +5.62%      + 3.26%      + 3.31%      + 3.88%
--------------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)

                                                               1 Year      3 Years      5 Years        Life*
--------------------------------------------------------------------------------------------------------------
Average short/intermediate-term municipal
  bond fund+                                                   +6.99%      + 4.05%      + 4.32%      + 4.52%
--------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Three-Year Index#               +7.76%      + 4.99%      + 5.02%      + 5.24%
--------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Five-Year Index#                +9.09%      + 5.25%      + 5.42%      + 5.87%
--------------------------------------------------------------------------------------------------------------

  *For the period from the commencement of the fund's investment operations, March 17, 1992, through April 30, 2001. Index information is from
   April 1, 1992.
(+)Average annual rates of return.
  +Source: Lipper Inc.
  #Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 2.50% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months.

Class B and C share performance include the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

A small portion of income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF APRIL 30, 2001

QUALITY RATINGS
Source: Standard & Poor's and Moody's

"AAA"        52.4%
"AA"         22.3%
"A"           9.0%
"BBB"        10.1%
Other         6.2%

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- April 30, 2001

Municipal Bonds - 92.9%
--------------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
ISSUER                                                             (000 OMITTED)                 VALUE
--------------------------------------------------------------------------------------------------------
Airport and Port Revenue - 2.2%
  Cleveland, OH, Airport Systems Rev., FSA, 5.5s, 2008                   $   250       $       263,480
  Denver, CO, City & County Airport Rev., MBIA, 6s, 2006                   1,000             1,086,790
                                                                                       ---------------
                                                                                       $     1,350,270
--------------------------------------------------------------------------------------------------------
General Obligation - General Purpose - 12.1%
  Allen County, IN (Jail Building Corp.), 5.75s, 2009                    $   235       $       256,453
  Berks County, PA, FGIC, 5.95s, 2002                                        500               519,420
  Central Falls, RI, ASST GTY, 5.5s, 2005                                    440               461,793
  Commonwealth of Massachusetts, 5.75s, 2005                                 500               532,980
  Commonwealth of Massachusetts, 6s, 2011                                    310               344,522
  Henderson, NV, Parks and Recreation, FGIC, 6s, 2006                        340               370,369
  Middleton-Cross Plains, WI, School District, MBIA, 4.375s, 2002            500               505,400
  New York City, NY, 5s, 2001(+++)                                           135               135,643
  New York City, NY, 6.125s, 2001(+++)                                       110               110,822
  New York City, NY, 6.125s, 2001                                            490               493,611
  New York City, NY, 5.7s, 2002                                              500               514,485
  New York City, NY, 5.3s, 2003                                              500               518,470
  St. Clair County, IL, FGIC, 5.625s, 2012                                   500               535,385
  State of Georgia, "E", 5.5s, 2003                                          500               520,405
  State of Mississippi, 6.2s, 2008(+++)                                      455               500,800
  State of Wisconsin, 5.125s, 2011                                           400               416,824
  Taylor, MI, Building Authority, AMBAC, 5.5s, 2010                          500               535,435
                                                                                       ---------------
                                                                                       $     7,272,817
--------------------------------------------------------------------------------------------------------
General Obligations - Improvement - 5.5%
  Jefferson County, KY, FSA, 0s, 2004                                    $ 1,000       $       878,630
  Kauai County, HI, FGIC, 6.25s, 2019                                        375               407,700
  Montgomery County, MD, 5.375s, 2005                                        500               526,825
  New Orleans, LA, FSA, 5.5s, 2010                                           500               537,110
  Oak Ridge, TN, AMBAC, 5s, 2012                                             300               305,724
  State of Mississippi, 5.5s, 2006                                           250               268,147
  State of South Carolina, Capital Improvement "B", 5.75s, 2003              350               366,912
                                                                                       ---------------
                                                                                       $     3,291,048
--------------------------------------------------------------------------------------------------------
General Obligations - Schools - 9.6%
  Bloomington, MN, Independent School District, 5.25s, 2011              $   500       $       523,620
  Clackamas County, OR, School District, 6s, 2011                            315               349,108
  Cook County, IL, Community Consolidated School District,
    Capital Appreciation, FSA, 0s, 2008                                      500               350,225
  Jordan, UT, School District, 5.6s, 2002                                    250               256,243
  Lake County, IL, Community School District, Capital
    Appreciation "B", FGIC, 0s, 2005                                         500               412,740
  Manistee, MI, Public Schools, FGIC, 5.15s, 2010                            100               105,284
  Mauston, WI, Joint School District, FGIC, 5.55s, 2005                      500               528,155
  Norwin, PA, School District, FGIC, 6s, 2020                                250               278,045
  Oconto Falls, WI, Public School District, FSA, 5.25s, 2007                 500               528,885
  Portage, MI, Public Schools, MBIA, 5.625s, 2019(+++)                       500               527,295
  Round Rock, TX, Independent School District, 6.5s, 2011                    500               567,790
  State of South Carolina, 5.75s, 2007                                       500               541,435
  Warren Township, IN, First Mortgage, FGIC, 4.5s, 2005                      500               509,525
  Westerville, OH, City School District, MBIA, 5.5s, 2012                    300               320,442
                                                                                       ---------------
                                                                                       $     5,798,792
--------------------------------------------------------------------------------------------------------
Health Care Revenue - Hospitals - 11.4%
  Baxter County, AR, Hospital Rev., 4.7s, 2005                           $   320       $       309,539
  Delaware County, IN, Hospital Authority (Ball Memorial
    Hospital), AMBAC, 6.625s, 2001(+++)                                      500               504,150
  Delaware County, PA, Hospital Rev. (Crozer-Chester
    Medical Center), 4.75s, 2005                                             500               474,320
  Denver, CO, Health & Hospital Rev., 5.125s, 2006                           200               194,720
  Illinois Health Facilities Authority Rev. (Childrens
    Memorial Hospital), AMBAC, 5.75s, 2011                                   250               267,785
  Indiana Health Facility Hospital Rev. (Sisters of St.
    Francis Health), MBIA, 5s, 2002(+++)                                       5                 5,119
  Iowa Finance Authority, Health Care Facilities (Genesis
    Medical Center), 6s, 2010                                                210               223,469
  Kentucky Ecomomic Development Finance Authority (Norton
    Healthcare, Inc.), 6.125s, 2010                                          150               152,135
  Lauderale County & Florence, AL, Health Care Authority
    Rev., Coffee Health Group "A", MBIA, 5s, 2002                            400               407,164
  Marion County, FL, Hospital District Rev., Health Systems, 4.75s, 2005     500               495,395
  Maryland Health and Higher Educational Facilities
    (University of Maryland), 6s, 2002                                       250               252,543
  Massachusetts Development Finance Agency, 5.75s, 2006                      260               272,090
  Massachusetts Health & Education Facilities Authority
    (Jordan Hospital), 4.8s, 2006                                            600               577,848
  Michigan Hospital Finance Authority Rev. (Genesys Health
    System), 5.5s, 2007(+++)                                                 750               808,200
  Missouri Health & Educational Facilities Authority Rev.
    (Freeman Health Systems), 4.65s, 2003                                    450               445,865
  Oklahoma State Development Finance Authority, Oklahoma
    Hospital Assn., AMBAC, 5.25s, 2004                                       250               258,225
  Richland County, OH, Hospital Facilities, 5.4s, 2003                       200               202,398
  St. Cloud, MN (St. Cloud Hospital), FSA, 5.5s, 2006                        260               276,567
  Steubenville, OH, 5.7s, 2010                                               220               223,931
  Stillwater, OK, Medical Center Authority (Stillwater
    Medical Center), 5.55s, 2001                                             170               170,034
  Waco, TX, Health Facilities Development Corp. (Ascension
    Health), 5.5s, 2009                                                      250               253,795
  West Virginia Hospital Finance Authority, Charleston
    Area Medical Center, 6.5s, 2005                                          100               105,953
                                                                                       ---------------
                                                                                       $     6,881,245
--------------------------------------------------------------------------------------------------------
Health Care Revenue - Long Term Care - 0.5%
  Colorado Health Facilities Authority Rev. (National
    Benevolent Assn.), 4.5s, 2002                                        $   280       $       279,278
--------------------------------------------------------------------------------------------------------
Industrial Revenue - Airlines - 0.4%
  Dallas Fort Worth, TX (International Airport), 5.95s, 2029             $   250       $       253,983
--------------------------------------------------------------------------------------------------------
Industrial Revenue - Other - 0.2%
  Pennsylvania Economic Development Finance Authority,
    Amtrak Project "A", 6s, 2006                                         $   100       $       104,161
--------------------------------------------------------------------------------------------------------
Industrial Revenue - Paper - 0.6%
  De Soto Parish, LA, Pollution Control Rev. (International
    Paper Co.), 5.05s, 2002                                              $   350       $       351,407
--------------------------------------------------------------------------------------------------------
Miscellaneous Revenue - Other - 1.9%
  District of Columbia Tobacco Settlement, Asset Backed
    Bonds, 5.2s, 2008                                                    $   200       $       198,584
  Illinois Development Finance Authority Rev., (Elgin
    School), FSA, 0s, 2010                                                   500               328,690
  Lower Colorado River Authority, TX, FSA, 5.5s, 2008                        600               637,674
                                                                                       ---------------
                                                                                       $     1,164,948
--------------------------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 4.5%
  Alaska Housing Finance Corp., MBIA, 4.55s, 2002                        $   335       $       339,623
  Massachusetts Housing Finance Agency, MBIA, 5.35s, 2010                    130               136,418
  Panhandle, TX, Regional Housing Finance, 5.75s, 2003                       205               207,638
  Rhode Island Housing & Mortgage Finance Corp., AMBAC, 5.15s, 2001        1,000             1,003,090
  Rhode Island Housing & Mortgage Finance Corp., AMBAC, 5.25s, 2002        1,000             1,014,900
                                                                                       ---------------
                                                                                       $     2,701,669
--------------------------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 4.1%
  Denver, CO, City & County Excise Tax, FSA, 5.25s, 2008                 $   500       $       527,320
  District of Columbia, Redevelopment Land Agency, 5.625s, 2010              200               201,026
  Florida State Board of Education, Lottery Rev., FGIC, 5.5s, 2011           150               161,419
  State of Wisconsin, 6s, 2004                                               500               533,210
  Virgin Islands Public Finance Authority, 5.5s, 2005                      1,000             1,048,100
                                                                                       ---------------
                                                                                       $     2,471,075
--------------------------------------------------------------------------------------------------------
Single Family Housing Revenue - Local - 1.2%
  Chicago, IL, GNMA, 5.4s, 2010                                          $   150       $       153,631
  San Bernardino County, CA, GNMA, 6.45s, 2020                               500               546,285
                                                                                       ---------------
                                                                                       $       699,916
--------------------------------------------------------------------------------------------------------

Single Family Housing Revenue - State - 5.8%
  Colorado Housing Finance Authority, 7.25s, 2010                        $   535       $       592,817
  Colorado Housing Finance Authority, 6.3s, 2012                             235               255,050
  Colorado Housing Finance Authority, 6.7s, 2016                             250               274,358
  Colorado Housing Finance Authority, 8.4s, 2021                             200               221,638
  Ohio Housing Finance Agency, Single Family Mortgage
    Rev., GNMA, 5.45s, 2006                                                  500               520,085
  Oklahoma Housing Development Authority Rev., Lease
    Purchase Program "A", 5.1s, 2005                                         200               204,996
  Oklahoma Housing Finance Agency, GNMA, 7.6s, 2015                          350               392,539
  South Dakota Housing Development Authority, 5.65s, 2011                    250               259,868
  Wisconsin Housing & Economic Development, AMBAC, 4.9s, 2005                160               164,808
  Wyoming Community Development Authority, Housing Rev., 5s, 2006            600               615,822
                                                                                       ---------------
                                                                                       $     3,501,981
--------------------------------------------------------------------------------------------------------
Solid Waste Revenue - 0.8%
  Massachusetts Industrial Finance Agency (Ogden
    Haverhill), 5.15s, 2007                                              $   500       $       490,880
--------------------------------------------------------------------------------------------------------
Special Assessment District - 1.3%
  Chicago, IL, AMBAC, 0s, 2006                                           $ 1,000       $       785,780
--------------------------------------------------------------------------------------------------------
State and Local Appropriation - 11.6%
  Indiana Bond Bank Rev., AMBAC, 5.3s, 2007                              $   350       $       369,376
  Macon County and Decatur, IL, FGIC, 6.5s, 2005                             325               352,625
  Michigan Building Authority Rev., 6.2s, 2002                             1,000             1,031,630
  Michigan Building Authority Rev., 5.4s, 2003(+++)                          375               392,655
  New York Urban Development Corp. Rev., 6s, 2002                          1,000             1,018,390
  New York Urban Development Corp. Rev., AMBAC, 5.4s, 2006                 1,000             1,059,000
  Ohio Building Authority, Adult Correctional Facilities, 5.75s, 2008        425               461,223
  Ohio Building Authority, State Facilities Administration
    Building, 5.375s, 2013                                                 1,000             1,041,070
  State of Oregon, AMBAC, 5.5s, 2008                                         500               532,180
  State of Utah, Building Ownership Authority Lease Rev., FSA, 0s, 2005      685               579,565
  Suffolk County, NY, Judicial Facilities (John P. Cohalan
    Complex), AMBAC, 5.75s, 2011                                             160               174,352
                                                                                       ---------------
                                                                                       $     7,012,066
--------------------------------------------------------------------------------------------------------
Student Loan Revenue - 2.0%
  Alaska Student Loan Corp. Rev., AMBAC, 5s, 2003                        $   400       $       405,120
  Louisiana Public Facilities Authority (Student Loan Rev.), 6.5s, 2002      770               786,540
                                                                                       ---------------
                                                                                       $     1,191,660
--------------------------------------------------------------------------------------------------------
Turnpike Revenue - 3.0%
  New Mexico State Highway Commission, 5.5s, 2006                        $   430       $       458,199
  Orlando & Orange County, FL (Expressway Florida), FGIC,
     6.264s, 2004(++)                                                      1,000             1,065,720
  Phoenix, AZ, Civic Improvement, AMBAC, 5.5s, 2007                          250               267,575
                                                                                       ---------------
                                                                                       $     1,791,494
--------------------------------------------------------------------------------------------------------
Universities - Colleges - 1.5%
  Frederick County, MD, Educational Facilities Rev.,
    (Mount St. Mary's College), 4.8s, 2009                               $   190       $       186,048
  Metropolitan Nashville, TN (Vanderbilt University), 5.25s, 2001            500               500,000
  State of New Hampshire, Higher Education & Health (New
    Hampshire College), 5.65s, 2003                                          240               242,249
                                                                                       ---------------
                                                                                       $       928,297
--------------------------------------------------------------------------------------------------------
Universities - Dormatories - 0.2%
  Private College & University Authority, Georgia Student
    Housing Rev., (Mercer Housing Corp.) "A", 6s, 2004                  $     50       $        51,523
  Private College & University Authority, Georgia Student
    Housing Rev., (Mercer Housing Corp.) "A", 6s, 2005                        70                72,628
                                                                                       ---------------
                                                                                       $       124,151
--------------------------------------------------------------------------------------------------------
Universities - Secondary Schools - 0.3%
  New Hampshire Health and Education (Derryfield School), 6.5s, 2010     $   200       $       208,272
--------------------------------------------------------------------------------------------------------
Utilities - Investor Owned - 3.2%
  American Public Energy Agency, Gas Supply Rev. (Nebraska
    Public Gas Agency), AMBAC, 5s, 2007                                  $   500       $       502,480
  Brazos River Authority, Texas Pollution Control Rev. "A",
    (TXU Electric) 4.95s, 2030                                               200               199,402
  Oklahoma Development Finance Authority (Public Service
    Co. of Oklahoma), 4.88s, 2014                                          1,000             1,007,770
  Plaquemines, LA, "A", 5s, 2007                                             215               213,757
                                                                                       ---------------
                                                                                       $     1,923,409
--------------------------------------------------------------------------------------------------------
Utilities - Municipal Owned - 3.1%
  Clark County, WA, Public Utility District, FSA, 5s, 2002               $   230       $       232,829
  Harrison County, MS, Wastewater Treatment Facilities
    "A", FGIC, 5.5s, 2011                                                    400               427,160
  Intermountain Power Agency, UT, Power Supply Rev., FSA, 5.25s, 2001        500               501,630
  Massachusetts Development Finance Agency (Devens Electric Systems),
    5.125s, 2011                                                             215               211,022
  Memphis, TN, 5.8s, 2003                                                    500               518,295
                                                                                       ---------------
                                                                                       $     1,890,936
--------------------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 5.9%
  El Paso, TX, Water & Sewer Rev., FSA, 5.75s, 2002                      $   375       $       382,886
  Fort Worth, TX, Water and Sewer Rev., 5.5s, 2004                         1,000             1,046,050
  Milwaukee, WI, Metropolitan Sewage District, 6.7s, 2001 (+++)              500               507,165
  Philadelphia, PA, Water & Sewer Rev., MBIA, 0s, 2002                       500               475,250
  Sacramento, CA, Municipal Utility District Electric Rev., FGIC,
     6s, 2001                                                                620               622,616
  Seattle, WA, Water Systems Rev., 5s, 2008                                  475               493,497
                                                                                       ---------------
                                                                                       $     3,527,464
--------------------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $54,828,449)                                   $    55,996,999
--------------------------------------------------------------------------------------------------------
Floating Rate Demand Notes - 4.6%
--------------------------------------------------------------------------------------------------------
  Burke County, GA, Development Authority, Pollution
    Control Rev., due 05/01/01                                           $   100       $       100,000
  Commonwealth of Massachusetts, "A", Central Artery, due 05/01/01           200               200,000
  Harris County, TX, Hospital Rev. (Methodist Hospital), due 05/01/01        200               200,000
  Hillsborough County, FL, Pollution Control Rev., due 05/01/01              100               100,000
  Illinois Educational Facilities Authority Rev.
    (University of Chicago Hospital), due 05/01/01                           200               200,000
  Knoxville, TN, Utilities Board Rev., due 05/01/01                          200               200,000
  Massachusetts Water Resources Authority, due 05/02/01                      100               100,000
  Pinellas County, FL, Health Facility Authority, due 05/01/01             1,600             1,600,000
  Sevier County, TN, Public Building Authority, due 05/03/01                 100               100,000
--------------------------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost                                   $     2,800,000
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $57,628,449)                                       $    58,796,999
Other Assets, Less Liabilities - 2.5%                                                        1,476,772
--------------------------------------------------------------------------------------------------------
Net assets - 100.0%                                                                    $    60,273,771
--------------------------------------------------------------------------------------------------------

 (++)Inverse floating rate security.
(+++)Refunded bond.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
---------------------------------------------------------------------------
APRIL 30, 2001
---------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $57,628,449)          $58,796,999
  Cash                                                               99,669
  Receivable for fund shares sold                                 1,498,670
  Interest receivable                                               770,713
  Other assets                                                          383
                                                                -----------
      Total assets                                              $61,166,434
                                                                -----------
Liabilities:
  Distributions payable                                         $    54,268
  Payable for investments purchased                                 352,125
  Payable for fund shares reacquired                                469,859
  Payable to affiliates -
    Management fee                                                    1,488
    Reimbursement fee                                                 1,988
    Distribution and service fee                                      5,559
    Accrued expenses and other liabilities                            7,376
                                                                -----------
      Total liabilities                                         $   892,663
                                                                -----------
Net assets                                                      $60,273,771
                                                                ===========

Net assets consist of:
  Paid-in capital                                               $60,579,819
  Unrealized appreciation on investments                          1,168,550
  Accumulated net realized loss on investments                   (1,468,031)
  Accumulated distributions in excess of net investment
    income                                                           (6,567)
                                                                -----------
      Total                                                     $60,273,771
                                                                ===========
Shares of beneficial interest outstanding                        7,958,731
                                                                 =========

Class A shares:
  Net asset value per share
    (net assets of $48,056,817 / 6,344,505 shares of
     beneficial interest outstanding)                             $7.57
                                                                  =====
  Offering price per share (100 / 97.5 of net asset value
     per share)                                                   $7.77
                                                                  =====

Class B shares:
  Net asset value and offering price per share
    (net assets of $7,396,699 / 977,962 shares of beneficial
     interest outstanding)                                        $7.56
                                                                  =====

Class C shares:
  Net asset value and offering price per share
    (net assets of $4,820,255 / 636,264 shares of beneficial
     interest outstanding)                                        $7.58
                                                                  =====

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------------
YEAR ENDED APRIL 30, 2001
-------------------------------------------------------------------------------------
Net investment income (loss):
  Interest income                                                        $  2,733,665
                                                                         ------------

  Expenses -
    Management fee                                                       $    218,906
    Trustees' compensation                                                      8,984
    Shareholder servicing agent fee                                            54,744
    Distribution and service fee (Class A)                                     66,081
    Distribution and service fee (Class B)                                     65,871
    Distribution and service fee (Class C)                                     37,529
    Administrative fee                                                          8,115
    Custodian fee                                                              24,086
    Printing                                                                   24,054
    Postage                                                                     2,625
    Auditing fees                                                              30,813
    Legal fees                                                                  1,696
    Registration fees                                                          48,429
    Miscellaneous                                                              18,494
                                                                         ------------
      Total expenses                                                     $    610,427
    Fees paid indirectly                                                      (15,806)
    Reduction of expenses by investment adviser                               (54,674)
    Reimbursement of expenses to investment adviser                            12,737
                                                                         ------------
      Net expenses                                                       $    552,684
                                                                         ------------
        Net investment income                                            $  2,180,981
                                                                         ------------
Realized and unrealized gain (loss) on investments:
  Realized loss on investment transactions (identified cost basis)       $    (95,310)
  Change in unrealized appreciation on investments                          1,730,674
                                                                         ------------
        Net realized and unrealized gain on investments                  $  1,635,364
                                                                         ------------
          Increase in net assets from operations                         $  3,816,345
                                                                         ============

See notes to financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
YEAR ENDED APRIL 30,                                                      2001                      2000
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                         $    2,180,981             $   2,150,180
  Net realized loss on investments                                     (95,310)                 (805,029)
  Net unrealized gain (loss) on investments                          1,730,674                (1,342,385)
                                                                --------------             -------------
    Increase in net assets from operations                      $    3,816,345             $       2,766
                                                                --------------             -------------
Distributions declared to shareholders -
  From net investment income (Class A)                          $   (1,839,313)            $  (1,751,231)
  From net investment income (Class B)                                (234,702)                 (261,029)
  From net investment income (Class C)                                (124,519)                 (121,694)
  In excess of net investment income (Class A)                          (5,494)                  --
  In excess of net investment income (Class B)                            (701)                  --
  In excess of net investment income (Class C)                            (372)                  --
                                                                --------------             -------------
    Total distributions declared to shareholders                $   (2,205,101)            $  (2,133,954)
                                                                --------------             -------------

Net increase (decrease) in net assets from fund
  share transactions                                            $    6,636,483             $  (5,113,524)
                                                                --------------             -------------
    Total increase (decrease) in net assets                     $    8,247,727             $  (7,244,712)
Net assets:
  At beginning of period                                            52,026,044                59,270,756
                                                                --------------             -------------

  At end of period (including accumulated distributions in
    excess of net investment income of $6,567 and accumulated
    undistributed net investment income of $17,553)             $   60,273,771             $  52,026,044
                                                                ==============             =============

See notes to financial statements.

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED APRIL 30,                               2001               2000              1999             1998             1997
------------------------------------------------------------------------------------------------------------------------------------
                                                CLASS A
------------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period            $ 7.35             $ 7.62            $ 7.57           $ 7.50           $ 7.53
                                                 ------             ------            ------           ------           ------

Income from investment operations# -
  Net investment income(S)                       $ 0.31             $ 0.30            $ 0.29           $ 0.30           $ 0.29
  Net realized and unrealized gain (loss)
    on investments                                 0.22              (0.27)             0.06             0.07            (0.03)
                                                 ------             ------            ------           ------           ------
      Total from investment operations           $ 0.53             $ 0.03            $ 0.35           $ 0.37           $ 0.26
                                                 ------             ------            ------           ------           ------

Less distributions declared to shareholders -
  From net investment income                     $(0.31)            $(0.30)           $(0.30)          $(0.30)          $(0.29)
  In excess of net investment income

                                                  (0.00)+             --                --               --               --
                                                 ------             ------            ------           ------           ------

      Total distributions declared to
        shareholders                             $(0.31)            $(0.30)           $(0.30)          $(0.30)          $(0.29)
                                                 ------             ------            ------           ------           ------
Net asset value - end of period                  $ 7.57             $ 7.35            $ 7.62           $ 7.57           $ 7.50
                                                 ======             ======            ======           ======           ======
Total return(+)                                    7.39%              0.38%             4.65%            5.02%            3.51%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                       0.88%              0.88%             0.88%            0.87%            0.95%
  Net investment income                            4.14%              3.99%             3.84%            3.97%            3.86%
Portfolio turnover                                   27%                60%               31%              51%              78%
Net assets at end of period (000 Omitted)       $48,057            $42,277           $45,840          $37,595          $40,953

 (S)Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. In addition, the investment adviser voluntarily waived a portion of its fee for the periods indicated. To the extent actual expenses were over this limitation and the waivers had not been in place, the net investment income per share and the ratios would have been:

    Net investment income                        $ 0.31             $ 0.30            $ 0.28           $ 0.30           $ 0.29
    Ratios (to average net assets):
      Expenses##                                   0.96%              0.91%             0.99%            1.01%            1.02%
      Net investment income                        4.06%              3.96%             3.71%            3.85%            3.79%

  +Per share amount was less than $0.01.
  #Per share data are based on average shares outstanding.
 ##Ratios do not reflect reductions from certain expense offset arrangements.
(+)Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED APRIL 30,                               2001               2000              1999             1998             1997
------------------------------------------------------------------------------------------------------------------------------------
                                                CLASS B
------------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period            $ 7.34             $ 7.61            $ 7.56           $ 7.49           $ 7.52
                                                 ------             ------            ------           ------           ------

Income from investment operations# -
  Net investment income(S)                       $ 0.25             $ 0.24            $ 0.23           $ 0.24           $ 0.23
  Net realized and unrealized gain (loss)
    on investments                                 0.22              (0.27)             0.06             0.07            (0.03)
                                                 ------             ------            ------           ------           ------
      Total from investment operations           $ 0.47             $(0.03)           $ 0.29           $ 0.31           $ 0.20
                                                 ------             ------            ------           ------           ------

Less distributions declared to shareholders -
  From net investment income                     $(0.25)            $(0.24)           $(0.24)          $(0.24)          $(0.23)
  In excess of net investment income

                                                  (0.00)+             --                --               --               --
                                                 ------             ------            ------           ------           ------

      Total distributions declared to
        shareholders                             $(0.25)            $(0.24)           $(0.24)          $(0.24)          $(0.23)
                                                 ------             ------            ------           ------           ------
Net asset value - end of period                  $ 7.56             $ 7.34            $ 7.61           $ 7.56           $ 7.49
                                                 ======             ======            ======           ======           ======
Total return                                       6.55%             (0.43)%            3.85%            4.22%            2.71%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                       1.68%              1.69%             1.66%            1.64%            1.73%
  Net investment income                            3.35%              3.18%             3.06%            3.20%            3.08%
Portfolio turnover                                   27%                60%               31%              51%              78%
Net assets at end of period (000 Omitted)        $7,397             $6,781            $9,149           $7,618           $6,503

 (S)Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. In addition, the investment adviser voluntarily waived a portion of its fee for the periods indicated. To the extent actual expenses were over this limitation and the waivers had not been in place, the net investment income per share and the ratios would have been:

    Net investment income                        $ 0.25             $ 0.24            $ 0.22           $ 0.24           $ 0.23
    Ratios (to average net assets):
      Expenses##                                   1.76%              1.72%             1.77%            1.78%            1.80%
      Net investment income                        3.27%              3.15%             2.93%            3.08%            3.01%

 +Per share amount was less than $0.01.
 #Per share data are based on average shares outstanding.
##Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED APRIL 30,                               2001               2000              1999             1998             1997
------------------------------------------------------------------------------------------------------------------------------------
                                                CLASS C
------------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period            $ 7.35             $ 7.63            $ 7.57           $ 7.50           $ 7.53
                                                 ------             ------            ------           ------           ------

Income from investment operations# -
  Net investment income(S)                       $ 0.24             $ 0.23            $ 0.23           $ 0.23           $ 0.23
  Net realized and unrealized gain (loss)
    on investments                                 0.24              (0.28)             0.06             0.08            (0.03)
                                                 ------             ------            ------           ------           ------
      Total from investment operations           $ 0.48             $(0.05)           $ 0.29           $ 0.31           $ 0.20
                                                 ------             ------            ------           ------           ------

Less distributions declared to shareholders -
  From net investment income                     $(0.25)            $(0.23)           $(0.23)          $(0.24)          $(0.23)
  In excess of net investment income

                                                  (0.00)+             --                --               --               --
                                                 ------             ------            ------           ------           ------

      Total distributions declared to
        shareholders                             $(0.25)            $(0.23)           $(0.23)          $(0.24)          $(0.23)
                                                 ------             ------            ------           ------           ------
Net asset value - end of period                  $ 7.58             $ 7.35            $ 7.63           $ 7.57           $ 7.50
                                                 ======             ======            ======           ======           ======
Total return                                       6.62%             (0.48)%            3.77%            4.13%            2.64%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                       1.73%              1.73%             1.73%            1.72%            1.80%
  Net investment income                            3.28%              3.14%             2.98%            3.11%            3.03%
Portfolio turnover                                   27%                60%               31%              51%              78%
Net assets at end of period (000 Omitted)        $4,820             $2,968            $4,282           $3,250           $3,297

 (S)Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. In addition, the investment adviser voluntarily waived a portion of its fee for the periods indicated. To the extent actual expenses were over this limitation and the waivers had not been in place, the net investment income per share and the ratios would have been:

    Net investment income                        $ 0.24             $ 0.23            $ 0.22           $ 0.23           $ 0.22
    Ratios (to average net assets):
      Expenses##                                   1.81%              1.76%             1.84%            1.86%            1.87%
      Net investment income                        3.20%              3.11%             2.85%            2.99%            2.96%

 +Per share amount was less than $0.01.
 #Per share data are based on average shares outstanding.
##Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Municipal Limited Maturity Fund (the fund) is a diversified series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations.

The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the fund will begin accreting market discount on debt securities effective May 1, 2001. Prior to this date, the fund did not accrete market discount on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the fund. The impact of this accounting change has not been determined, but will result in an increase to cost of securities and a corresponding decrease in net unrealized appreciation.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net tax-exempt and taxable net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions paid by the fund from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because the fund intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable the fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax-preference item to shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended April 30, 2001, there were no reclassifications due to differences between book and tax accounting.

At April 30, 2001, the fund, for federal income tax purposes, had a capital loss carryforward of $1,468,031 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on April 30, 2003, ($492,795), April 30, 2004, ($32,070), April 30,
2005, ($42,827), April 30, 2008, ($383,520), and April 30, 2009, ($516,819).

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the fund's average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations. Management fees for the year ended April 30, 2001 were 0.30% of average daily net assets on an annualized basis.

The fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the fund's operating expenses, exclusive of management, distribution, and service fees. The fund in turn will pay MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At April 30, 2001, aggregate unreimbursed expenses amounted to $151,174.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $2,706 for the year ended April 30, 2001.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund incurs an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $5,399 for the year ended April 30, 2001, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. A portion of the Class A service fee is currently being paid by the fund; payment of the remaining portion of the Class A service fee will become payable on such date as the Trustees of the Trust may determine. Payment of the 0.10% per annum Class A distribution fee will be implemented on such date as the Trustees of the Trust may determine. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $6,468 for the year ended April 30, 2001. Fees incurred under the distribution plan during the year ended April 30, 2001, were 0.15% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. Except in the case of the 0.25% per annum Class B service fee paid by the fund upon the sale of Class B shares in the first year, the Class B service fee is currently set at 0.15% per annum and may be increased to a maximum of 0.25% per annum on such date as the Trustees of the Trust may determine. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $12 and $45 for Class B and Class C shares, respectively, for the year ended April 30, 2001. Fees incurred under the distribution plan during the year ended April 30, 2001, were 0.95% and 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended April 30, 2001, were $942, $8,245 and $3,280 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, aggregated $18,961,224 and $13,976,559, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $57,628,449
                                                                  -----------
Gross unrealized appreciation                                     $ 1,300,825
Gross unrealized depreciation                                        (132,275)
                                                                  -----------
    Net unrealized appreciation                                   $ 1,168,550
                                                                  ===========

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares

                                            YEAR ENDED APRIL 30, 2001           YEAR ENDED APRIL 30, 2000
                                    ---------------------------------   ---------------------------------
                                            SHARES             AMOUNT           SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                              2,776,675      $  20,880,202        3,055,083      $  22,711,978
Shares issued to shareholders in
  reinvestment of distributions            183,423          1,376,693          151,026          1,121,357
Shares reacquired                       (2,368,623)       (17,769,172)      (3,465,242)       (25,727,065)
                                         ---------      -------------        ---------      -------------
    Net increase (decrease)                591,475      $   4,487,723         (259,133)     $  (1,893,730)
                                         =========      =============        =========      =============

Class B shares
                                            YEAR ENDED APRIL 30, 2001           YEAR ENDED APRIL 30, 2000
                                    ---------------------------------   ---------------------------------
                                            SHARES             AMOUNT           SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                                376,749      $   2,834,868          363,110      $   2,697,098
Shares issued to shareholders in
  reinvestment of distributions             13,745            102,729           18,457            136,923
Shares reacquired                         (336,681)        (2,530,361)        (658,984)        (4,886,961)
                                         ---------      -------------        ---------      -------------
    Net increase (decrease)                 53,813      $     407,236         (277,417)     $  (2,052,940)
                                         =========      =============        =========      =============

Class C shares
                                            YEAR ENDED APRIL 30, 2001           YEAR ENDED APRIL 30, 2000
                                    ---------------------------------   ---------------------------------
                                            SHARES             AMOUNT           SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                                388,279      $   2,919,246          252,597      $   1,878,868
Shares issued to shareholders in
  reinvestment of distributions             12,378             92,915           13,398             99,472
Shares reacquired                         (168,215)        (1,270,637)        (423,754)        (3,145,194)
                                         ---------      -------------        ---------      -------------
    Net increase (decrease)                232,442      $   1,741,524         (157,759)     $  (1,166,854)
                                         =========      =============        =========      =============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended April 30, 2001, was $561. The fund had no borrowings during the year.

INDEPENDENT AUDITORS' REPORT

To The Trustees of MFS Series Trust IX and Shareholders of
MFS Municipal Limited Maturity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Municipal Limited Maturity Fund (one of the series constituting MFS Series Trust IX) as of April 30, 2001, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years ended in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at April 30, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of MFS Municipal Limited Maturity Fund at April 30, 2001, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
June 7, 2001

--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

IN JANUARY 2002, SHAREHOLDERS WILL BE MAILED A TAX FORM SUMMARY OR FORM 1099-DIV, IF APPLICABLE, REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2001.

FOR FEDERAL INCOME TAX PURPOSES, 100% OF THE TOTAL DIVIDENDS PAID BY THE FUND FROM NET INVESTMENT INCOME DURING THE YEAR ENDED APRIL 30, 2001, IS DESIGNATED AS AN EXEMPT-INTEREST DIVIDEND.

MFS(R) MUNICIPAL LIMITED MATURITY FUND

TRUSTEES                                                 SECRETARY
J. Atwood Ives+ - Chairman and Chief Executive           Stephen E. Cavan*
Officer, Eastern Enterprises (diversified
services company)                                        ASSISTANT SECRETARY
                                                         James R. Bordewick, Jr.*
Lawrence T. Perera+ - Partner, Hemenway
& Barnes (attorneys)                                     CUSTODIAN
                                                         State Street Bank and Trust Company
William J. Poorvu+ - Adjunct Professor, Harvard
University Graduate School of Business                   AUDITORS
Administration                                           Deloite & Touche LLP

Charles W.Schmidt+ - Private Investor                    INVESTOR INFORMATION
                                                         For information on MFS mutual funds, call your
Arnold D. Scott* - Senior Executive                      investment professional or, for an information
Vice President, Director, and Secretary,                 kit, call toll free: 1-800-637-2929 any
MFS Investment Management                                business day from 9 a.m. to 5 p.m. Eastern time
                                                         (or leave a message anytime).
Jeffrey L. Shames* - Chairman and Chief
Executive Officer, MFS Investment Management             INVESTOR SERVICE
                                                         MFS Service Center, Inc.
Elaine R. Smith+ - Independent Consultant                P.O. Box 2281
                                                         Boston, MA 02107-9906
David B. Stone+ - Chairman, North American
Management Corp. (investment adviser)                    For general information, call toll free:
                                                         1-800-225-2606 any business day from
INVESTMENT ADVISER                                       8 a.m. to 8 p.m. Eastern time.
Massachusetts Financial Services Company
500 Boylston Street                                      For service to speech- or hearing-impaired,
Boston, MA 02116-3741                                    call toll free: 1-800-637-6576 any business day
                                                         from 9 a.m. to 5 p.m. Eastern time. (To use
DISTRIBUTOR                                              this service, your phone must be equipped with
MFS Fund Distributors, Inc.                              a Telecommunications Device for the Deaf.)
500 Boylston Street
Boston, MA 02116-3741                                    For share prices, account balances, exchanges,
                                                         or stock and bond outlooks, call toll free:
CHAIRMAN AND PRESIDENT                                   1-800-MFS-TALK (1-800-637-8255) anytime from a
Jeffrey L. Shames*                                       touch-tone telephone.

PORTFOLIO MANAGERS                                       WORLD WIDE WE
Michael L. Dawson*                                       www.mfs.com
Geoffrey L. Schechter*

TREASURER
James O. Yost*

ASSISTANT TREASURERS
Mark E. Bradley*
Robert R. Flaherty*
Laura F. Healy*
Ellen Moynihan*


+ Independent Trustee
* MFS Investment Management

MFS(R) MUNICIPAL                                                   ------------
LIMITED MATURITY FUND                                                PRSRT STD
                                                                   U.S. Postage
[logo] M F S(R)                                                        Paid
INVESTMENT MANAGEMENT                                                   MFS
                                                                   ------------
500 Boylston Street
Boston, MA 02116-3741


(C)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                                     MML-2 06/01 6.8M 37/237/337